MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 1995-1
September 1, 1996 through September 30, 1996

ORIGINAL DEAL PARAMETERS

Original Pool Balance                        $579,315,248.36
Original Level Pmt Portfolio Balance         $469,758,585.99
Notes
  Approx Percent of Level Pmt Principal                  95%
  Percent of Aggregate Original Pool Bal              77.03%
  Initial Balance                           $446,270,000.00
  Note Interest Rate                                   5.70%
  Noteholders' Final Scheduled Pmt Date            11/15/97
Certificates
  Approximate Percent of Level Pmt Principal              5%
  Percent of Aggregate Original Princ Amt              4.05%
  Initial Balance                            $23,488,585.99
  Cert Interest Rate                                   6.10%
  Certholders' Final Scheduled Pmt Date            11/15/99
  Initial Balance of Seller's Retained Certs    $470,585.99
Final Payment Certs
  Final Pmt Certs Percent (of Balloon Pmt Prin)      100.00%
  Final Pmt Certs Percent (of Aggregate Prin Amt)     18.91%
  Final Pmt Certs Initial Bal               $109,556,662.37
  Final Pmt Certs Rate                                    0

Servicing Fee Rate                                     1.00%
Original Wtd Avg Coupon (WAC)                         11.63%
Wtd Avg Original Maturity (WAOM)                      55.64
Wtd Avg Remaining Maturity (WAM)                      46.86
Number of Contracts                                  41,542

Reserve Fund
  Reserve Initial Deposit                       $704,637.88
  Specified Reserve Balance                   $3,523,189.39
  Loss & Delinquency  Specified Reserve Bal   $9,395,171.72
  Loss Trigger Percent                                  3.5%
  Delinquency Trigger Percent                           2.5%
Yield Supplement Acct Initial Deposit         $1,849,754.93

INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS

Total Pool Balance                          $409,047,267.98
Total Portfolio Pool Factor                       0.7060875
Level Pmt Portfolio Balance                 $314,975,380.73
Level Pmt Portfolio Pool Factor                   0.6705048
Notes
  Balance                                   $289,604,633.17
  Pool Factor                                     0.6489449
  Interest Carryover Shortfall                            0
  Principal Carryover Shortfall                           0
Certificates
  Balance                                    $23,488,585.99
  Pool Factor                                     1.0000000
  Interest Carryover Shortfall                            0
  Principal Carryover Shortfall                           0
Final Payment Certificates
  Last Scheduled Pmt Pool Balance            $94,071,887.25
  Balance                                   $106,100,749.60
  Pool Factor                                     0.9684555
Reserve Fund Balance                          $9,395,171.72
Yield Supplement Account Balance                $921,997.05
Payahead Account Balance                      $1,264,254.09
Cum Level Pmt Losses for Prior Periods
  Including Recoveries                       $17,233,049.91
  Excluding Recoveries                       $23,145,335.97
Cum Last Sched Pmt Losses for Prior Periods   $6,001,370.51
Wtd Avg Remaining Coupon (WAC)                        11.53%
Wtd Avg Remaining Term  (WAM)                         38.57
Number of Contracts                                  33,448

CURRENT MONTH INFORMATION

Precomputed Contracts Level Pmt Princ
  Scheduled Principal Reduction               6,792,378.67
  Prepayments in Full                         3,433,489.87
  Prepayments in Full; Repurchases                8,743.52
Ttl Coll. Precomputed Contracts              12,797,935.22
     (exc. Principal on Last Sched Pmts)
Precomputed Contracts - Principal on Last Sched Pmts
  Collected Principal                           829,246.50
  Repurchased Receivables Principal                   0.00
Simple Interest Contracts (exc. Prin on Last Sched Pmts)
  Collected Principal                         1,490,274.87
  Principal Reduction                         1,323,633.12
  Collected Interest                            458,099.31
  Repurchased Receivables Principal              30,977.37
  Repurchased Receivables Interest                    0.00
Simple Interest Contracts - Principal on Last Sched Pmts
  Collected Principal                           189,708.09
  Principal Reduction                           204,736.46
  Repurchased Receivables Principal              15,755.57
Yield Supplement Information
  Pmt Amt for Subvened Contracts                 85,150.22
  Specified Account Balance                     832,327.37

Current Period Pmt Adv for Precomputes        1,495,596.04
Net Change in Payahead Acct Bal (level pmts)    (79,059.90)
Rule of 78s Payment                              21,180.88
Wtd Avg Remaining Coupon (WAC)                       11.52%
Wtd Avg Remaining Maturity (WAM)                     37.68
Remaining Number of Receivables                     32,533

Delinquent Contracts Contracts  Amount
  30-59 Days             2,239  6.69% $21,211,089.56  6.73%
  60-89 Days               809  2.42%  $7,747,648.38  2.46%
  90 Days or more          553  1.65%  $5,392,987.99  1.71%

Net Loss and Defaulted Receivables Information
  Number of Vehicles Repossessed                       228
  Number of Loans Defaulted                            413

  Level Pmt Princ Bal of Defaulted
  Receivables                                $4,235,825.15
  Last Scheduled Pmt Princ Bal of
  Defaulted Receivables                       1,068,017.15
  Level Pmt Liquidation Proceeds              1,506,203.89
  Last Scheduled Pmt Liquidation Proceeds       105,663.60
  Recoveries on Previously Defaulted
  Receivables                                   766,351.40

Noteholders' Accelerated Principal Information
  Deficiency Amount                           1,882,161.57
  Percentage                                           100%

Matured Final Payment Receivables Information
  Principal Bal on Vehicles Returned                  0.00
  Number Maturing                                        0
  Vehicles Returned to Servicer                          0
  Excess Wear, Tear & Mileage Proceeds Received       0.00
  Cum Principal Balance Vehicles Returned
  Cum Number Matured                                     0
  Cum Vehicles Returned to Servicer                      0
  Cum Excess Wear, Tear & Excess Mileage Proceeds        0
  Cumulative Return Rate                              0.00%
  Cumulative Recovery Rate on Returned Vehicles       0.00%

INPUTS DERIVED FROM OTHER SOURCES

Investment Income
  Reserve Fund                                   33,600.17
  Collection Account                             58,497.00
  Payahead Account                                4,658.64
  Yield Supplement Account                        3,397.46

COLLECTIONS

Level Pmts Received (exc. Repurchases)      $14,910,519.52
Last Scheduled Pmts Received                  1,018,954.59
    on Final Pmt Receivables (exc. Repurc.)
Net Liquidation Proceeds &
    Recoveries Received                       2,378,218.89
Principal & Interest on Repurchased Contracts    55,476.46
Exclusion of Rule of 78s Payments
    (not avail for dist to investors)           (21,180.88)
Total Available Amount                       18,341,988.58
Reserve Fund Draw for Current Period Pmt Adv  1,495,596.04
Reserve Fund Draw for Total Required Pmt              0.00

Total Available Amt Inc. Reserve Fund Draws $19,837,584.62

DISTRIBUTIONS

Level Payment Portfolio
  Principal (Excluding Repurchases)         $11,549,501.66
  Principal on Repurchased Contracts             39,720.89
  Principal Balance of Defaulted Receivables  4,235,825.15

  Total Principal Reduction                 $15,825,047.70

Total Required Payment
  Accrued Note Interest                      $1,375,622.01
  Noteholders' Regular Principal             15,825,047.70
  Accrued Certificate Interest                 $119,400.31
  Certificateholders' Regular Principal               0.00
  Seller's Retained Certs Distribution            2,392.15
  Servicing Fee                                 340,872.72

  Total Required Payment                    $17,660,942.74
  Total Required Payment Shortfall                    0.00
  Total Required Payment Distributed        $17,660,942.74

Current Period Shortfalls
  Noteholders' Interest Carryover                     0.00
  Noteholders' Principal Carryover                    0.00
  Certificateholders' Interest Carryover              0.00
  Certificateholders' Principal Carryover             0.00

Reserve Fund
  Current Period Funds Available              2,176,641.88
  Reserve Fund Deposit                        1,495,596.04

  Current Funds Available after Deposit         681,045.84

Last Scheduled Payment Receivables
  Principal (Excluding Repurchases)          $1,033,982.96
  Principal on Repurchased Contracts             15,755.57
  Principal Bal of Defaulted Receivables      1,068,017.15
      [Not Applicabel to Final Pmt Cert]
  Total Principal Reduction                  $2,117,755.68

 Final Payment Certificate Principal            681,045.84

Remaining Available Funds ("Excess")
  Funds Remaining after distribution of
    Total Required Pmt, Reserve Fund Deposit
    and Final Pmt Cert Principal                      0.00
  Noteholders' Accelerated Principal Percent           100%
  Noteholders Accelerated Principal                   0.00
  Remaining Funds ("Excess" dist. to Seller)          0.00

Total Distributions                       $  19,837,584.62

POOL BALANCES & PORTFOLIO INFORMATION
Balances and Principal Factors
                                Beginning        End
                                of Period       of Period

  Total Pool Balance       $409,047,267.98  $391,104,464.60
  Total Pool Factor              0.7060875        0.6751151
  Level Pmt Pool Balance   $314,975,380.73  $299,150,333.03
  Level Pmt Pool Factor          0.6705048        0.6368172
  Note Balance              289,604,633.17   273,779,585.47
  Note Pool Factor               0.6489449        0.6134842
  Certificate Balance        23,488,585.99    23,488,585.99
  Certificate Pool Factor        1.0000000        1.0000000
  Last Sched Pmt Pool Bal    94,071,887.25    91,954,131.57
  Final Pmt Certificate Bal 106,100,749.60   105,419,703.76

Portfolio Information
  Wtd Avg Remaining Coupon (WAC)     11.53%          11.52%
  Wtd Avg Remaining Maturity (WAM)   38.57           37.68
  Remaining Number of Contracts     33,448          32,533

RESERVE FUND TRANSACTIONS

Beginning Reserve Fund Balance               $9,395,171.72
Draw for Current Period Pmt Advances          1,495,596.04
Draw for Total Required Pmt                           0.00
Reserve Fund Investment Income                   33,600.17
Amount Available for Deposit                  2,176,641.88

Reserve Fund Required Amount                 $9,395,171.72

Reserve Fund Deposit                          1,495,596.04
Reserve Fund Balance                          9,428,771.89
Reserve Fund Invest Inc. Released to Seller      33,600.17
Ending Reserve Fund Balance                   9,395,171.72

NET LOSS & DELINQUENCY ACCOUNT ACTIVITY
                             Including         Excluding
                             Recoveries        Recoveries *
Level Pmt Net Losses         $1,791,095.47    $2,557,446.87
Cumulative Level Pmt Losses  19,024,145.38    25,702,782.84

Delinquent and Repossessed Contracts
                        Contracts            Amount
  30-59 Days             2,239  6.69%  $21,211,089.56  6.73%
  60-89 Days               809  2.42%   $7,747,648.38  2.46%
  90 Days or more          553  1.65%   $5,392,987.99  1.71%
  Vehicles Repossessed     228  0.68%   $2,207,927.49

TESTS FOR INCREASE IN RESERVE FUND BALANCE
Annualized Ratio of Realized Losses to Pool
       Balance for Each Collection Period
   				          	Including    Excluding
                                   Recoveries   Recoveries *
  Second Preceding Collection Period    3.59%          6.74%
  Preceding Collection Period           6.68%          9.24%
  Current Collection Period             6.82%          9.74%
  Three Month Average                   5.70%          8.58%

Ratio of Balance of Contracts Delinquent
   60 Days or More to the Level Payment Pool
   Balance as of Each Collection Period.
  Second Preceding Collection Period                   3.88%
  Preceding Collection Period                          4.14%
  Current Collection Period                            4.17%
  Three Month Average                                  4.06%
* Recoveries excluded from annualized ratio of realized losses calculation based on Sale & Servicing Agreement.

RECONCILIATION OF COLLECTION, NOTEHOLDERS'
AND CERTIFICATE DISTRIBUTION ACCOUNTS

Transfers Into Collection Account
  Transfer of Daily Collections              $18,143,482.88
  Reserve Fund Draw for Pmt Advances           1,495,596.04
  Reserve Fund Draw for Total Required Pmt             0.00
  Deposit from Payahead Account                   79,059.90
  Collection Account Investment Income            58,497.00
  Total Transfers Into Collection Account    $19,776,635.82

Transfers from Collection Account
  To Servicer                                    276,903.38
  To Note Payment Account                     17,200,669.71
  To Cert Distribution Account                   119,400.31
  Deposit to Payahead Account                          0.00
  Reserve Fund Deposit                         1,495,596.04
  To Final Payment Certholder                    739,542.84
  To Seller                                            0.00
  Total Repurchases (netted; Servicer dist)      (55,476.46)
  Total Transfers from Collection Account    $19,776,635.82

RECONCILIATION OF RESERVE FUND

Beginning Balance                              9,395,171.72

Transfers Into Reserve Fund
  Reserve Fund Deposit                         1,495,596.04
  Reserve Fund Investment Income                  33,600.17
  Total Transfers Into Reserve Fund            1,529,196.21

Total Transfers In and Beginning Balance     $10,924,367.93

Distributions From Reserve Fund
  To Collection Acct for Advances              1,495,596.04
  To Collection Acct for Total Required Pmt            0.00
  Reserve Fund Invest Inc. to Seller              33,600.17
Total Transfers From Reserve Fund              1,529,196.21

Ending Balance                                 9,395,171.72
Total Distributions and Ending Balance       $10,924,367.93

RECONCILIATION OF PAYAHEAD ACCOUNT

Beginning Balance                              1,264,254.09

Transfers Into Payahead Account
  Distribution from Cert Acct                          0.00
  Investment Income                                4,658.64

Total Transfers In                                 4,658.64
Total Transfers In and Beginning Balance      $1,268,912.73

Distributions From Payahead Account
  Net Payahead Transfer to Collection Acct        79,059.90
  Transfer Investment Income to Servicer           4,658.64

Total Transfers From Payahead Account             83,718.54

Payahead Account Ending Balance                1,185,194.19

Total Distributions and Ending Balance        $1,268,912.73

RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT

Beginning Balance                               $921,997.05
Investment Income                                  3,397.46
Total Invest Inc. & Beginning Balance           $925,394.51

Distributions From Yield Supplement Account
  Yield Supplement Amount                              0.00
  Investment Income to Servicer                    3,397.46
  Reduction to Servicer                           89,669.68
Total Transfers From Yield Supplement Acct        93,067.14
Ending (Specified) Balance                       832,327.37
Total Distributions and Ending Balance     $     925,394.51

DISTRIBUTION SUMMARY

Distributions From Collection Account
  To Note Payment Account                  $  17,200,669.71
  To Cert Distribution Acct                      119,400.31
  To Servicer / MMCA                             221,426.92
  To Payahead Account                                  0.00
  To Reserve Fund                              1,495,596.04
  To Final Payment Certholder                    739,542.84
  To Seller / MARI                                     0.00
Total Distributions From Collection Acct     $19,776,635.82

Distributions From Reserve Fund
  To Collection Account                    $   1,495,596.04
  To MARI                                         33,600.17
Total Distributions From Reserve Fund      $   1,529,196.21

Distributions From Payahead Account
  To Collection Account                           79,059.90
  Investment Income to Servicer                    4,658.64
Total Distributions From Payahead Account     $   83,718.54

Distributions From Yield Supplement Account
  To Collection Account                                0.00
  Investment Income to Servicer                    3,397.46
  Transfer Balance Reduction to Servicer          89,669.68
Total Dist from Yield Supplement Account     $    93,067.14

Total Distributions From All Accounts to:
  Note Payment Account                     $  17,200,669.71
  Certificate Distribution Acct                  119,400.31
  Servicer / MMCA                                319,152.70
  Seller / MARI                                   33,600.17
  Collection Account                           1,574,655.94
  Final Pmt Cert Holder                          739,542.84
  Reserve Fund                                 1,495,596.04
  Payahead Account                                     0.00

Total Distributions From All Accts         $  21,482,617.71